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                                                                    Exhibit 99
                      MONTHLY SERVICERS CERTIFICATE
                       SERVICER: NATIONSBANK, N.A.
                    NATIONSBANK AUTO OWNER TRUST 1996-A


Collection Period                                        							September 1996
Determination Date							                                              10/7/96
Deposit Date						                                                   	10/11/96
Distribution Date						                                              	10/15/96

Pool Balance
Pool Balance on the close of the last day of the preceding
                     Collection Period	      						           1,979,618,089.80
Less:	Collections and Liquidation Proceeds allocable to
                       Principal			           			                70,891,406.90
Purchase Amount allocable to Principal		                              				0.00
Realized Losses						                                               617,517.02
                                                            ------------------
Pool Balance on the close of the last day of the Collection
                          Period			           				            1,908,109,165.88
Collections allocable to Principal received from Collection
     Period up to and including the Second Business Day
     immediately preceding the Current Determination Date	       10,339,125.54
                                                              ----------------
Pool Balance as of the Second Business Day immediately
      preceding the Current Determination Date						          1,897,770,040.34
Original Pool Balance							                                  2,136,187,667.91
Pool Factor 					                                                		88.8391066%

Portfolio Balances and Pool Factors			         			Beginning          	End
                                             					of Period       	of Period
                                               -------------------------------
  	Class A-1 Note Balance			         		        420,297,915.59   350,534,372.43
  	Class A-1 Pool Factor		                    	   		0.7136370       	0.5951833
  	Class A-2 Note Balance			        		         744,000,000.00 	 744,000,000.00
  	Class A-2 Pool Factor	                       				1.0000000       	1.0000000
  	Class A-3 Note Balance		        			         457,323,000.00   457,323,000.00
  	Class A-3 Pool Factor				                       	1.0000000	       1.0000000
  	Class A-4 Note Balance					                 175,000,000.00   175,000,000.00
  	Class A-4 Pool Factor			                       		1.0000000       	1.0000000
  	Class B-1 Certificate Balance					           96,129,000.00    96,129,000.00
  	Class B-1 Pool Factor			                       		1.0000000	       1.0000000
  	Class B-2 Certificate Balance					           74,783,667.91    74,783,667.91
  	Class B-2 Pool Factor				                       	1.0000000	       1.0000000

	Weighted Average Coupon			                                     			10.3764000%
	Weighted Average Original Term						                                     59.9
	Weighted Average Remaining Term						                                    46.1

Collections

Interest:
  	Collections and Liquidation Proceeds allocable to interest		  16,985,447.66
  	Recoveries						                                                  15,459.61
  	Purchase Amount allocable to Interest					                            	0.00
                                                               ----------------
    		Total Interest Collections					                            17,000,907.27
  	Advances for the related Distribution Date						               2,570,647.83
  	Less:  Outstanding Advances to be reimbursed						             2,462,396.23
                                                               ---------------
    		Available Interest					                                    17,109,158.87

Principal:
  	Collections and Liquidation Proceeds allocable to Principal
                    (for the Collection Period)						            70,891,406.90
  	Purchase Amount allocable to Principal  (for the Collection Period)				0.00
  	Collections allocable to Principal received up to and
     including the Second Business Day immediately preceding
               the Current Determination Date		              				10,339,125.54
 		Less: Prior Month Collections allocable to Principal up to and
    		   including the Second Business Day immediately preceding
         the Current Determination Date			                     		12,084,506.30
                                                               ---------------
    		Available Principal					                                   69,146,026.14

    		Available Funds					                                       86,255,185.01
Regular Principal (equals Available Principal plus Realized
                       Losses)			                                69,763,543.16

Required Distributable Amounts
Reimbursement of Outstanding Advances on Defaulted Receivables							25,791.25
Servicing Fee (inc. unpaid amount from prior periods)						      	1,649,681.74
Noteholder Amounts
  	Class A-1 Monthly Interest				                               		2,023,033.97
  	Class A-1 Interest Carryover Shortfall			                           			0.00
                                                                  ------------
    		Total 					                                                 2,023,033.97

  	Class A-2 Monthly Interest				                               		3,797,500.00
  	Class A-2 Interest Carryover Shortfall					                           	0.00
                                                                  ------------
    		Total 		                                                 			3,797,500.00

  	Class A-3 Monthly Interest			                               			2,429,528.44
  	Class A-3 Interest Carryover Shortfall						                           0.00
                                                                  ------------
    		Total	                                                  				2,429,528.44

	  Class A-4 Monthly Interest			                                 			966,145.83
  	Class A-4 Interest Carryover Shortfall				                            	0.00
                                                                  ------------
		    Total			                                                    		966,145.83

		    Total Accrued Note Interest		                            			9,216,208.24

   	Class A-1 Monthly Principal 	                           					69,763,543.16
   	Class A-1 Principal Carryover Shortfall		                         				0.00
                                                                 -------------
     		Total				                                                	69,763,543.16

   	Class A-2 Monthly Principal				                                     		0.00
   	Class A-2 Principal Carryover Shortfall 					                        	0.00
                                                                   ------------
     		Total			                                                         		0.00

   	Class A-3 Monthly Principal	                                     					0.00
   	Class A-3 Principal Carryover Shortfall 					                        	0.00
                                                                   -----------
     		Total					                                                         0.00

   	Class A-4 Monthly Principal				                                     		0.00
   	Class A-4 Principal Carryover Shortfall					                         	0.00
                                                                   -----------
     		Total			                                                         		0.00

     		Total Noteholders' Principal Payment Amount				          	69,763,543.16

Certificateholder Amounts
  	Class B-1 Monthly Interest			                                 			540,725.63
  	Class B-1 Interest Carryover Shortfall					                           	0.00
                                                                    ----------
    		Total				                                                    	540,725.63

  	Class B-2 Monthly Interest		                                 				428,448.10
  	Class B-2 Interest Carryover Shortfall				                           		0.00
                                                                  -------------
    		Total			                                                    		428,448.10

    		Total Accrued Certificate Interest			                       		969,173.73

  	Class B-1 Monthly Principal					                                      	0.00
  	Class B-1 Principal Carryover Shortfall 					                         	0.00
                                                                   -----------
    		Total					                                                          0.00

  	Clas B-2 Monthly Principal	                                       					0.00
  	Class B-2 Principal Carryover Shortfall 		                         				0.00
                                                                    ----------
    		Total                                                          					0.00

    		Total Certificateholders' Principal Distribution Amount			        		0.00

 Total required distributable amount						                      	81,624,398.12
 Less: Total Available Funds	                              						86,255,185.01
                                                                ---------------
 Net Available Funds   (Shortfall) Excess					                  		4,630,786.89
 Withdrawal from Reserve Account (If Shortfall)					                    		0.00
 Deposit to Reserve Account (If Excess)				                     		4,630,786.89

Distributions
Deposit to the Collection Account
  	Available Interest			                                      			17,109,158.87
	  Available Principal			                                     			69,146,026.14
  	Withdrawal from Reserve Account						                                  0.00
  	Less:  Amounts to be withheld by Servicer
      		  a) Reimbursement of Outstanding Advances on
                     Defaulted Receivables	                      				25,791.25
      		  b) Servicing Fee			                                   		1,649,681.74
  	Net Deposit to Collection Account						                       84,579,712.02

Deposit to Note Payment Account
 	Class A-1 Interest Distribution						                           2,023,033.97
	 Class A-2 Interest Distribution					                           	3,797,500.00
 	Class A-3 Interest Distribution 					                          	2,429,528.44
	 Class A-4 Interest Distribution				                             		966,145.83
 	Class A-1 Principal Distribution			                         			69,763,543.16
	 Class A-2 Principal Distribution				                                  		0.00
 	Class A-3 Principal Distribution				                                  		0.00
	 Class A-4 Principal Distribution		                                  				0.00
                                                               ---------------
    		Total Deposit to Note Payment Account				                 	78,979,751.40

Deposit to Certificate Distribution Account
 	Class B-1 Interest Distribution                             						540,725.63
	 Class B-2 Interest Distribution 				                            		428,448.10
 	Class B-1 Principal Distribution 					                                 	0.00
	 Class B-2 Principal Distribution 				                                 		0.00
                                                                 -------------
		    Total Deposit to Certificate Distribution Account				        	969,173.73

Deposit to Reserve Account 					                                		4,630,786.89

Specified Reserve Account Balance
Greater of:
 	(i) Sum of:
	    	(a) Percentage applicable times                                				4.00%
		        Pool Balance as of the last day of the prior Collection
          Period less Principal collected up to and including the
          second Business Day preceding the most recent
                      Determination Date			   	1,897,770,040.34 	75,910,801.61
                                               ----------------
  		      and,
	    	(b) Specified Interest Reserve Amount (Three months
          interest on the Certificates if Notes are Outstanding)  2,907,521.17
                                                                 -------------
                                                               		78,818,322.78
  		       and
 (ii) Lesser of:
		    (a) $26,702,346.		                                      			26,702,346.00
  		      and
	    	(b) Aggregate outstanding Note Principal Balance and
  		      Aggregate sum of Certificate Balances				          	1,897,770,040.34

	 Specified Reserve Account Balance				                        		78,818,322.78

Reserve Account Reconciliation
  	Beginning Balance  (Initial Balance is 2.5% of Original
                     Pool Balance) 	                        					70,185,241.94
  	Deposit from Available Interest and Available Principal				    4,630,786.89
  	Investment Earnings						                                        305,596.35
  	Less:
		       Accrued and unpaid Servicing Fees				                           	0.00
       		Amounts to be distributed to Securityholders'				               	0.00
                                                               ---------------
  	Balance						                                                 75,121,625.18
  	Less: Withdrawal by holder of Contingent Payment Right of
         Excess of Reserve Account Balance Over Specified
         Reserve Account Balance			                                    			0.00
                                                               ----------------
  	Ending Balance				                                          		75,121,625.18

	Interest Reserve Amount		                                    				2,907,521.17
	Available Reserve Amount					                                  	72,214,104.01

Instructions to the Trustee

   	Amount to be deposited from the Collection Account into
                  the Note Payment Account		                 				78,979,751.40

   	Amount to be deposited from the Collection Account into
               the Certificate Distribution Account			           			969,173.73

   	Amount to be deposited from the Collection Account into
                    the Reserve Account                     						4,630,786.89

   	Amount to be deposited from the Reserve Account to the
     account of the holder of the Contingent Payment Right			          			0.00

   	Amount to be deposited from the Reserve Account into the
                   Collection Account                               						0.00

Net Loss and Delinquency Activity

Realized Losses							                                              617,517.02
Net Loss Ratio (annualized)
  	For the current Collection Period		                               				0.37%
  	For the preceding Collection Period			                             			0.10%
  	For the second preceding Collection Period						                      0.01%
                                                             -----------------
Average Net Loss Ratio (Specified Reserve Account Balance
         increases if greater than 1.50%)	                         						0.16%

Delinquency Analysis
					                                               	Number of   	  Principal
                                                						 Loans      	  Balance
                                                     ---------      ---------
	   30 to 59 days past due 				                       	2261	     26,372,758.25
	   60 to 89 days past due 					                        408      	5,069,390.23
	   90 or more days past due 	                      				238      	3,027,506.68
                                                     -------------------------
    		Total                                        				2907     	34,469,655.16

Collateral Repossessed and Held by the Trust
  (included in above Delinquency Amounts)         						295      	3,865,855.74


Delinquency Ratio including Repossessions
  	For the current Collection Period	                               					0.42%
  	For the preceding Collection Period					                             	0.26%
  	For the second preceding Collection Period				                      		0.03%
                                                                  ------------
Average Delinquency Ratio (Specified Reserve Account Balance
                increases if greater than 1.25%)                  							0.24%

Loss and Delinquency Trigger Indicator			                               				NO

Equity Percentage			                                                				12.96%

Repurchased Receivables					                                            		0.00

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